UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2007

Superconductor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21074	77-0158076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (805) 690-4500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2007 Superconductor Technologies Inc. announced, via press release, results for the third fiscal quarter ending September 29, 2007. The press release is attached to this filing as Exhibit 99.1, and the financial information therein is hereby incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in response to this Item 2.02 (including the information incorporated by reference to Exhibit 99) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to any of the liabilities of that section. The Company is NOT incorporating such information by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c)    EXHIBITS

99.1	Press release dated as of November 12, 2007. (The press release may also be found on the Company's website at www.suptech.com on the Investor Relations page.)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc. (Registrant)
November 13, 2007 (Date)	/s/ WILLIAM J. BUCHANAN William J. Buchanan Controller

Exhibit Index
99.1	Press release dated November 12, 2007